LONGTERM INVESTMENTS (Tables)	12 Months Ended
Dec. 31, 2020
Schedule of long-term investments

	Fair Value December 31,	Net Additions and(Warrants	Movements in foreign	Fair value adjustments	Fair Value December 31,
	2019	Exercised)	exchange	for the period	2020
Talisker Resources Common Shares	$3,197	$1,184	$100	$(305)	$4,176
Talisker Resources Warrants	1,114	(1,114)	-	-	-
Other	-	(1)	-	1	-
	$4,311	$69	$100	$(304)	$4,176